CAREER EDUCATION CORPORATION™

Enhancing Lives Through Education

© CAREER EDUCATION CORPORATION 2011

Barclays Capital Global Services Conference May 12, 2011 Exhibit 99.1

Gary E. McCullough President and Chief Executive Officer

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

Safe Harbor
During this presentation, we will make forward-looking statements subject to known and unknown risks and uncertainties that could cause actual performance to differ materially from that expressed or implied by the statements.  These statements are based on information currently available to us.  Some factors that could cause actual results and performance to differ are:
Our ability to comply with the extensive regulatory requirements and accreditation requirements for school operations
Changes and uncertainties in student lending markets and federal and state student financial aid programs
Financial and operating results, including new student starts
Our ability to manage and grow our business in current and changing economic, political, regulatory and competitive environments
Litigation, claims and administrative proceedings involving the company
Other risks described from time to time in our press releases and our filings with the
Securities and Exchange Commission
We undertake no obligation to publicly release any revisions to forward-looking statements to reflect events or expectations after the date of this presentation.  We provide a detailed discussion of risk factors in our SEC filings and encourage you to review the filings.

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

The Company has included some non-GAAP financial measures in this presentation to discuss the
Company's financial results and outlook.  As a general matter, the Company uses these non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the
Company may use such non-GAAP financial measures in addition to and in conjunction with corresponding
GAAP measures, to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the Company believes that non-GAAP financial measures are used by analysts and others in the investment community to analyze the Company's historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the Company's results have underperformed or exceeded expectations.
These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.
Non-GAAP Financial Measures

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

Career Education Overview
Purpose: To enhance lives through education
Purpose: To enhance lives through education
Over 119,000 Students
Over 500,000 Graduates
21 to 30 43%
Under 21 15%
Over 30 42%
Students by Age
Bachelors
32%
Masters
7%
Certificate
22%
Associates
39%
Students by Degree Type
Note: Demographics and student population data as of March 31, 2011.

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

	Colorado Technical University	American InterContinental University™	INSEEC Business Schools / Istituto Marangoni / IUM International University of Monaco

		,

University
Career Education: Diversified Portfolio
Note: Demographics and student population data as of March 31, 2011.
Population 29,100 22,500 10,800
% Online 82% 83% N/A
# of Campuses 5 5 13
Accreditation Regional Regional Various European
Program Emphasis
Business, IT, Health,
Protective Services
Business, IT
Education
Protective Services
Business, Design
Bachelors
Masters
Certificate
Associates

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

	Sanford-Brown	LE CORDON BLEU	ART&DESIGN

Career Education: Diversified Portfolio
Population 31,300 13,500 11,900
% Online <1% 3% 18%
# of Campuses 39 18 14
Accreditation National National National
Program Emphasis Health Culinary Design, Photography
Bachelors
Masters
Certificate
Associates
Career-Focused
Note: Demographics and student population data as of March 31, 2011.

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

2008 – 2010: Key Accomplishments
Grew Revenue 28%
Increased Student Population 19% from
98,000 to nearly 117,000
Expanded Operating Margins 820 basis
points to 17.1%
EPS growth of 142%
Cumulative Free Cash Flow of
approximately $500M since 2008
(2)
Transformed Company Culture and
Values
Revenue Trend ($B) &
Adjusted Margin (%)
(1)
$1.66
$1.83
$2.12
2008 2009 2010
8.9%
14.1%
17.1%
(1)Adjusted margins are based on continuing operations and exclude significant items as noted in “Appendix -- GAAP to Non GAAP Reconciliation”.
(2)“Free Cash Flow” is defined as cash flows from operating activities less capital expenditures.

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

LTM Highlights Ending March 31, 2011
Grew Student Population to approximately 119,000
Opened four Allied Health schools
Improved operating margins 390 bps to 20.8% in Q1 2011
Generated approximately $147M of free cash flow
Repurchased 6.1M shares of stock totaling $155M
Completed build out of Campus Support Center
Continued shared services expansion
Completed teach-outs announced in 2008
Aligned workforce in response to market dynamics
$399M cash and short-term investments
No debt
Focus on
Student
Success
Growth with
Disciplined
Investment
Operational
Effectiveness
Strong
Balance
Sheet
Increased Career Services personnel by 14%; Academics by 12%
2010 placement rates in line with 2009

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

Regulatory Environment
Remain hopeful the Department will make constructive changes to proposed rules
Overwhelming response to the DoE on Gainful Employment
Await details of new rule pending recent submission and review by OMB
Conflicting rules which require institutions to “thread the eye of the needle”
Gainful Employment: Encourages reduction in tuition
90/10: Encourages higher tuition levels to avoid penalty
Exacerbated by reclassification of 2008 Stafford loan increases from “10” to “90”
Rules will likely result in unintended negative consequences
Disproportionate impact on schools with diverse student population/ open enrollment
Retroactive application
Institutions are unable to limit student borrowing levels to cost of education

Why CEC?

CAREER EDUCATION CORPORATION
ENHANCING LIVES THROUGH EDUCATION

Why CEC?
Diversified Model
Disciplined Approach
Respond to all Challenges
- Private Lending Market
- Negotiated Rulemaking
- Gainful Employment
University, Health Education, Culinary Arts,
Art & Design
Focus on programs with strong outcomes
Strong European platform
Online education remains fastest growing
segment in Education Market
Financial Resources
Strong balance sheet
- $399M cash/no debt
- 2010 free cash flow of $145M
“Build” versus “Buy” for expansion
Select strategic M&A
Shared Services/ proactive cost management
Returned ~$370M to shareholders through
share repurchase in last 3 years
Agile Management Team

CAREER EDUCATION CORPORATION™

Enhancing Lives Through Education

© CAREER EDUCATION CORPORATION 2011

Mike Graham EVP & Chief Financial Officer

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

Operating Margin
Disciplined Approach
Health Start-Ups
M&A
Increase in Career Services &
Academics
Responsive to Market
Conditions
Shared Services
Fixed & Metric based
Reductions
Modified Culinary Model
Ended Extended Student
Payment Programs for New
Students
Adjusted Operating Income
(Margin %)
(1)
8.9%
14.1%
17.1%
2008 2009 2010
+520 bps
+300 bps
(1) Adjusted operating income is based on continuing operations and excludes significant items as noted in “Appendix -- GAAP to Non GAAP Reconciliation”.

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

Q1 2011 Performance
Grew Revenue by 3%
Operating income of $113M, up 27%
versus Q1 2010
Operating profit margin of 20.8%, 390
basis points above last year
Student Population of approximately
119,000
Earnings Per Share increased 44%
Revenue ($M) & EPS
Growth (YoY)
$529
$543
Q1 2010 Q1 2011
16.9%
20.8%

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

Culinary Model
2010
Highlights
More
Sustainable
Positioning
Key
Changes
Grew student population by 20%
Increased adjusted operating margin by 560 basis points to
11.5%
Leverage strong kitchen curriculum
Competitive tuition between higher priced institutions and tax payer subsidized community colleges
Ended student payment plan for incoming Culinary students
12 month certificate program with tuition of approximately
$17,500
– Emphasis on practical hands-on kitchen skills
– Shift of focus from Associate degree to Certificate
– Average education cost reduction of 50%
Emphasis on 450 critical cooking competencies, less on
General Education subjects
Will continue Associate degrees in Chicago and Pasadena and
online Bachelors degree program
Teach out LCB Pittsburgh

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

Uses of Cash
Share Repurchase
• Remain Committed to Returning Cash to
Shareholders
• As of  May 6, 2011, $201M
authorization remaining
High ROI Strategic Investments
• High Return Projects
• Health Education Start Ups
• Completion of Chicago-area Real Estate
optimization
• Critical Student Services – Faculty,
Career Services, IT Systems
Strong Balance Sheet
• Maintain appropriate ED ratios
• Limited Future Receivable Growth
from Extended Payment Plans
• Disciplined Capital Expenditures
M&A
• Potential for accretive tuck-in
acquisitions across University, Career
Focused and International
• New Locations
• New Programs Areas
• Build versus Buy Mindset

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

2011 Milestones 2010 Results 2011 Milestones Revenue ($B) $2.12 (2% - 5%) Operating Income ($M) $363 Operating Margin: GAAP % 11.6% Normalized % 17.1% 14% - 16%

QUESTIONS?

CAREER EDUCATION CORPORATION™
ENHANCING LIVES THROUGH EDUCATION

Footnotes:
(1)The Company believes it is useful to present non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its core business.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed or exceeded expectations. Non-GAAP financial measures when viewed in a reconciliation to corresponding GAAP financial measures, provides an additional way of viewing the Company's results of operations and the factors and trends affecting the Company's business. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with GAAP.
(2)Earnings per share based on continuing operations.
(3)Fourth quarter 2010 includes a $67.8 million pretax trade name impairment within Culinary Arts.  The $2.5 million asset impairment in 2009 resulted from the carrying value exceeding the fair value for one of our owned facilities.  In 2008, we recorded $6.8 million in asset impairment charges related to the reduction in asset carrying value for one of our leased facilities within Culinary Arts and the write off of a trade name within Health Education.
Unaudited Reconciliation of GAAP to Non-GAAP Items
(1)
(In millions, except per share amounts)
2008 2009 2010
Operating Earnings per Operating Earnings per Operating Earnings per
Income Diluted Share
(2)
Income Diluted Share
(2)
Income Diluted Share
(2)
As Reported $114.8 $1.04 $229.0 $1.73 $246.4 $2.06
Reconciling Items:
Asset Impairment
(3)
6.8 0.05 2.5 0.02 67.8 0.55
Legal Settlement
(4)
6.3 0.05 - - 40.8 0.33
Severance & Stay 6.6 0.05 1.5 0.01 7.7 0.06
Remaining Lease Obligations for Vacated Space 11.6 0.08 14.3 0.11 - -
Performance-based Compensation Related to Plan
Outperformance
(5)
- - 23.1 0.17 - -
Termination of Insurance Policies
(6)
- - (12.0) (0.09) - -
Gain from Termination of Affiliate Relationship
(7)
- (0.03) - - - -
Adjusted to Exclude Significant Items $146.1 $1.24 $258.4 $1.95 $362.7 $3.00
Diluted Weighted Average Shares Outstanding 90,089 86,418 80,850
Appendix: GAAP to NON GAAP

Appendix: GAAP to NON GAAP
Footnotes:
(4)A $40.8 million charge was recorded in 2010 and $6.3 million, net in 2008 related to the settlements of legal matters within Culinary Arts and Health Education.
(5)The 2009 performance-based compensation related to plan outperformance by segment was: Corporate - $11.3, Health Education - $4.3, Culinary Arts -
$2.1 million, Colorado Technical University - $1.9, American Intercontinental University - $1.8, and Art & Design - $1.7.
(6)A $12.0 million payment was received in the fourth quarter 2009 related to the termination of certain insurance policies.
(7)Gain from Termination of Affiliate Relationship is recorded within other income on the consolidated statement of operations.